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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 5, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

In a meeting with analysts on June 4, 2001, Lawrence T. Babbio, Jr., Vice Chairman and President of Verizon Communications Inc. (NYSE:VZ), discussed the effect of the economic slowdown on the business and reported that:

(a) business formation is slowing;

(b) DSL second quarter sales may be lower than first quarter due to some delays caused by conversion to a separate subsidiary in California and the potential impact of price increases;

(c) capital expenditures likely will not be revised further for 2001 but could be reduced in 2002 if economic conditions impact demand; and

(d) the Company is comfortable with current consensus estimates for second quarter EPS.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      Verizon Communications Inc.
                                ----------------------------------------
                                             (Registrant)

Date:   June 5, 2001                /s/ Marianne Drost
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                                Marianne Drost
                                Senior Vice President, Deputy General
                                Counsel and Corporate Secretary